UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

PERFORMANCE SPORTS GROUP LTD.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA, CANADA	NOT APPLICABLE
(Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

100 DOMAIN DRIVE, EXETER, NEW HAMPSHIRE, 03833

(Address of Principal Executive Offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Shares, no par value	New York Stock Exchange LLC

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☐

Securities Act registration statement file number to which this form relates: (if applicable) 333-196614

Securities to be registered pursuant to Section 12(g) of the Act:  None

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.                                 Description of Registrant’s Securities to be Registered.

The securities to be registered hereby are shares of common stock, no par value (the “Common Shares”) of Performance Sports Group Ltd. (the “Registrant”).

The description of the Registrant’s Common Shares under the section captioned “Description of Share Capital” in the prospectus included in the Registrant’s registration statement on Form F-10 (File No. 333-196614), initially filed with the Securities and Exchange Commission on June 9, 2014, (as amended from time to time, the “Registration Statement”), is hereby incorporated herein by reference. Any form of prospectus or prospectus supplement that includes a description of the Securities that is subsequently filed by the Registrant pursuant to General Instruction II.L of Form F-10 under the Securities Act and included in the Registration Statement, is hereby incorporated by reference herein.

Item 2.                                 Exhibits.

Not applicable.

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated: June 17, 2014

PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Amir Rosenthal
Name:	Amir Rosenthal
Title:	Chief Financial Officer, Vice President
Finance & Administration and Treasurer

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